Q4 Fiscal 2016 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, market position, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

TRANSCAT Trust in every measure

Performance Highlights

Record Q4 and full year Service segment revenue

- Up 21% in Q4; 14% in FY16
- 28th consecutive quarter of YOY revenue growth in our Service segment
- Service milestone: exceeded Distribution in revenue (53% of Q4)
- Consolidated revenue up 1.6% in the quarter, down 1.2% in FY16

Distribution headwinds continued

- Segment revenue down 14% in Q4 and 12% in FY
- Approx. half the decline related to weakness in the oil & gas market

Strong cash generation and balance sheet support growth strategy

- Generated $11.0 million cash from operations in FY16; up from $4.4 million
- Completed strategic acquisitions for $13.9 million in FY16; closed another in early FY17

Outstanding Year for Acquisitions

Strategic opportunities identified and closed

- Increased life science business
- Expanded calibration services offerings and equipment rental offerings
- Regional and national footprint density/expansion

Spectrum and Excalibur: largest acquisitions in recent years

- Spectrum: $5.8 million annual revenue/20% operating margins/biomed market focus
- Excalibur: $8 million annual revenue/complementary to Service and Distribution segments/national platform to expand equipment rental business

Focus on integration, synergies and organic growth in FY17

- Realize operating leverage to drive higher margins
- Excalibur equipment rental and used equipment business to support Distribution segment sales/margins
- Focus on organic growth of “core” Transcat and acquisitions while selectively considering strategic acquisitions

Revenue

($ in millions)

Q4 Service Segment



$14.5
$17.6
Q4 FY 2015
Q4 FY 2016

Q4 Distribution Segment



$17.9
$15.3
Q4 FY 2015
Q4 FY 2016

Consolidated – Annual



3% CAGR*
$110.0
$112.3
$118.5
$123.6
$122.2
$36.4
$40.7
$48.2
$51.8
$59.2
$73.6
$71.6
$70.3
$71.8
$63.0
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
Service
Distribution

- Total annual revenue down 1.2%
- Strong Service segment performance offset by lower Distribution sales
- 13% CAGR for Service segment sales*

**FY 2012 – FY 2016*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Operating Income and Margin

($ in millions)

Q4 Service Segment


$2.2
$1.9
15.2%
10.7%
Q4 FY 2015
Q4 FY 2016

Consolidated – Annual

4% CAGR*


$5.4
$(0.2)
$5.6
$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
Service
Distribution

Q4 Distribution Segment


$0.9
$0.4
5.1%
2.3%
Q4 FY 2015
Q4 FY 2016

- Lower Q4 Service operating margin due to variable employee related expenses and incremental acquisition expenses
- Consolidated annual operating margin 5.2% vs. 5.5%

**FY 2012 – FY 2016*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q4 Service Segment


$2.8
$3.0
19.5%
16.9%
Q4 FY 2015
Q4 FY 2016

Consolidated – Annual


5% CAGR**
$8.8
$8.9
$10.0
$10.3
$10.6
$2.0
$3.1
$4.6
$6.1
$7.5
$6.8
$5.8
$5.4
$4.1
$3.1
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
Service
Distribution

Q4 Distribution Segment


$1.1
$0.6
6.4%
3.6%
Q4 FY 2015
Q4 FY 2016

- Service segment Adjusted EBITDA up 5% in Q4, 22% in FY16
- Consolidated Adjusted EBITDA margin up 30 bps to 8.6% in FY16
- 39% CAGR for Service segment*

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

**FY 2012 – FY 2016*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income

($ in millions)


Annual Net Income
$3.3
$3.7
$4.0
$4.0
$4.1
3.0%
3.3%
3.4%
3.3%
3.4%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
$0.43 $0.49 $0.54 $0.57 $0.58
% of Revenue
Diluted EPS
Quarterly Net Income
$1.9
$1.6
5.9%
4.8%
Q4 FY 2015
Q4 FY 2016
$0.27 $0.22

- Fourth quarter net income impacted by acquisition and employee expense
- Fiscal 2016 benefited from income tax credit of $0.5 million
- 6% CAGR for net income (FY 2012 – FY 2016)
- Expect tax rate to range between 34% and 36% in fiscal 2017*

** FY 2017 tax rate guidance provided as of May 17, 2016*

Balance Sheet Supports Growth Strategy

($ in millions)

Long-term Debt



$3.4
$8.0
$7.6
$12.2
$19.1
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016

Capital Expenditures



$1.4
$2.7
$2.0
$3.5
$4.1
$5.0 - $5.5
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*

- Financial flexibility
  - Strong cash generation and expanded credit facility
  - Added $10.0 million term note (subsequent to fiscal year-end)
  - Funded Q1 FY17 Excalibur acquisition with term note
    - ~$27M in borrowings after acquisition
- FY 2017 CapEx
  - Assets for growing rental business
  - Lab capabilities/maintenance
  - Software/IT

** FY 2017 capital expenditure guidance provided as of May 17, 2016*

TRANSCAT Trust in every measure

FY 2017 Outlook*

- Double-digit Service segment revenue growth
  - Expect strong organic growth
  - Achieve sales and costs synergies to drive operating leverage and margin expansion
  - Remain selective and disciplined in acquisition approach
- Stabilize Distribution segment
  - Still face headwinds
  - Expand rental business
  - Leverage digital transformation
  - Excalibur acquisition brings a used equipment distribution business

** Outlook provided as of May 17, 2016*

Upcoming Investor Relations Calendar

Mid June	Filing of FY2016 Form 10-K
June 22	Midwest Investor Conference (Cleveland, OH)
Late July	Q1 FY 2017 Financial Results

SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Service Operating Income (loss)	$ (175)	$ 1,311	$ 2,379	$ 3,693	$ 4,155
+Depreciation & Amortization	1,959	1,740	2,144	2,362	3,216
+Other (Expense) / Income	(37)	(84)	(141)	(138)	(64)
+Noncash Stock Comp	263	150	230	224	171
Service Adjusted EBITDA	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,478
Distribution Operating Income	$ 5,603	$ 4,635	$ 4,326	$ 3,075	$ 2,147
+Depreciation & Amortization	937	962	801	728	730
+Other (Expense) / Income	(11)	(27)	12	27	16
+Noncash Stock Comp	290	193	297	283	188
Distribution Adjusted EBITDA	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,081
Service	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,478
Distribution	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,081
Total Adjusted EBITDA	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.